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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   SEPTEMBER 12, 2002
                                                 -------------------------------


                                  VIADOR, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                     0-27741                94-3234636
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(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)


977 BENECIA AVENUE, SUNNYVALE, CALIFORNIA                         94085
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 (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code   (408) 735-5956
                                                   -----------------------------


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          (Former name or former address, if changed since last report)


ITEM 9. REGULATION FD DISCLOSURE

Attached as Exhibit 99.1 is the certification of Stan X. Wang, our President, Chief Executive Officer and Principal Financial and Accounting Officer, under
Section 906 of the Sarbanes-Oxley Act of 2002 (the "Certification"). The Certification accompanied as correspondence to the Securities and Exchange Commission the filing of our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 on September 12, 2002.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  VIADOR, INC.
                                    -------------------------------------------
                                                  (Registrant)


    SEPTEMBER 12, 2002                        /s/ STAN X. WANG
--------------------------          -------------------------------------------
           Date                                   Stan X. Wang
                                       Chief Executive Officer and Principal
                                         Financial and Accounting Officer


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                                  EXHIBIT INDEX


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EXHIBIT                                 DESCRIPTION
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 99.1          Certification of Stan X. Wang, Chief Executive Officer and
               Principal Financial and Accounting Officer of Viador, Inc., dated September 12, 2002, relating to the quarterly report of Viador, Inc. on Form 10-Q for the quarterly period ending June 30, 2002.
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